NYSE MKT:
EVBN

www.evansbank.com

Annual Meeting of Shareholders

April 24, 2014

EVANS BANCORP INC.



NYSE MKT:
EVBN

www.evansbank.com

John R. O'Brien

Chairman

EVANS BANCORP INC.



NYSE MKT:
EVBN

www.evansbank.com

David J. Nasca

President and CEO

EVANS BANCORP INC.



Safe Harbor Statement

This presentation includes "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future business, revenue and earnings. These statements are not historical facts or guarantees of future performance, events or results. There are risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such forward-looking statements. Information on factors that could affect the Company's business and results is discussed in the Company's periodic reports filed with the Securities and Exchange Commission. Forward looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events or otherwise.

EVANS BANCORP INC.

Delivered on our Strategic Initiatives

- Moving forward – building net income
- Approached record results from 2012
- Expanded our customer base
- Strong loan and deposit growth
- Scalable infrastructure for future growth



Net Income
(in millions)
$3.4
$4.9
$0.7
$4.8
$6.1
$8.1
$7.9
2007
2008
2009
2010
2011
2012
2013

EVANS BANCORP INC.

Creating Value

Focused on Growing Book Value Per Share


$16.34
$15.45
$16.72
$17.94
$19.18
2009
2010
2011
2012
2013

EVANS BANCORP INC.

Returning Capital to Shareholders

- Increased semi-annual dividend in 2014
- Accelerated payment of semi-annual dividend in 2012 due to tax concerns


$0.40
$0.40
$0.24
$0.44
$0.26
$0.62
2010
2011
2012
2013
2014 Annualized
Dividends Paid
Accelerated Dividend Payment

EVBN Outperforming Peers

(through 3/31/2014)


50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Dec-12
Feb-13
Apr-13
May-13
Jul-13
Sep-13
Oct-13
Dec-13
Feb-14
Mar-14
EVBN
SNL Bank
High Performing Peers
Local


47%
EVBN
Increase
Since
12/31/2012

EVANS BANCORP INC.

2013 Highlights

- Completed facility consolidation
  - Positioned for long-term, sustainable growth
  - Improved collaboration
  - More efficient cost structure



2013 Highlights – Alternate Channels


RITE
AID
EVANS

- Surcharge-free ATM access at all 531 New York pharmacies
    - 16 Evans-branded ATMs located in WNY area

- 41% of online customers use Evans Mobile Banking


New
Mobile
Banking
Pay bills,
check balances
and more.
It keeps getting better.
EVANS
BANK
evansbank.com

EVANS BANCORP INC.

2013 Highlights - EVANS|ONE


EVANS|ONE
A unique banking experience,
for the one and only you.
That's better.
EVANS
BANKING | INSURANCE | WEALTH MANAGEMENT

- Relationship approach to banking
- Value Proposition
  - Premier products and services
  - Exclusive benefits
- Customer acquisition tool
  - Differentiates us from competition

Notable Recognition

Raymond James Community Bankers Cup


TOP
10

Top 10% of community banks for overall profitability, operational efficiency and balance sheet metrics

Ranked second in total dollars and third in number of SBA loans

SBA

Nominated for 2014 Western New York competition


BEST PLACES TO
WORK

Customer Research

94% Said Evans Bank was superior to other Banks

96% Would recommend Evans to a friend

98% Evans makes them feel important

Revitalizing Buffalo



Houk Lofts


IRON WORKS

Ironworks



The Martin Group



Horsefeathers

Corporate Culture – Community Focused








EAST AURORA




EVANS

NYSE MKT:
EVBN

www.evansbank.com

Gary A. Kajtoch

Executive Vice President and CFO

EVANS BANCORP INC.



Financial Strategies

Growing the balance sheet

Loan and revenue diversification

Maintain credit discipline

Position for long-term, sustainable growth and value creation

EVANS BANCORP INC.

Growing the Balance Sheet

Expanding Asset Base

- Expanding asset base through organic loan growth and small acquisition
- Increasing future earnings power



($ in millions)
$619.4
$671.5
$740.9
$809.7
$833.5
7.7% CAGR
(2009 – 2013)
2009
2010
2011
2012
2013
Asset growth of 34.6%

Growing the Balance Sheet
Loan Growth

- High quality in-market commercial loans
- Capturing strong credits from larger banks
- Supports core business strategy



($ in millions)
$458.1
$512.5
$577.4
$581.3
$647.0
9.0% CAGR
(2009 – 2013)
2009
2010
2011
2012
2013

Loan Portfolio Diversification

Focused on C&I Loans

Total Loans and Lease Portfolio:
$647.0 million*



Home Equities 8.8%
Commercial Mortgages** 59.5%
Residential Mortgages** 14.8%
Consumer 0.3%
Commercial & Industrial 16.5%

Commercial Loans*



Multi-Family 19.1%
Construction / Land Development 4.7%
C & I 37.5%
Non-owner occupied CRE 38.7%

*As of December 31, 2013

**Includes construction loans

EVANS BANCORP INC.

Maintaining Solid Credit Fundamentals


NPAs to Total Loans + OREO
Net Charge Offs to Average Loans
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.65%
2.64%
2.60%
1.41%
2.12%
0.79%
2.19%
0.10%
0.26%
0.29%
-0.04%
-0.05%
2009
2010
2011
2012
2013
Q1 2014
EVBN
Banks > $500 Million & < $1 Billion in Assets*

- Booking high quality assets
- Solid underwriting discipline
- Strong customer relationships

* Peer data per SNL

EVANS BANCORP INC.

Growing the Balance Sheet

Low Cost Core Deposit Growth

- 4.6% increase since 2012 in regular savings, demand deposits and NOW deposits
- 2013 deposit costs: 0.34% (excluding time deposits)



($ in millions)
$499.5
$544.5
$616.2
$679.0
$706.6
9.1% CAGR
(2009 – 2013)
2009
2010
2011
2012
2013
Demand & NOW
29%
Time Deposits
16%
Savings & Money
Market 55%

EVANS BANCORP INC.

Positioned for Long-term Growth
Strong Revenue Growth

- Diversified revenue sources: 30% of revenue from non-interest sensitive relationships



Revenue
(in millions)
$36.0
$37.1
$38.4
$40.6
$41.3
3.5% CAGR
(2009 – 2013)
2009*
2010
2011
2012
2013**

* Excludes $0.7 million gain on bargain purchase

** Excludes historic tax credit investment loss of $1.6 million and $0.7 million gain on termination of loss share with FDIC

EVANS BANCORP INC.

Positioned for Long-term Growth

Stabilized Net Interest Margin

- Q4 2013 net interest margin 7 basis points above Banks >$500M and <$1B in assets



Quarterly NIM
4.50%
4.00%
3.50%
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14

Revenue Diversification

Focused on Non-Interest Income

- 30% of total revenue in 2013
- Fee income less rate sensitive
- Increased cross-sell



($ in millions)
$13.4
$12.6
$12.4
$12.8
$13.0
2009*
2010
2011
2012
2013**



Bank-owned Life Insurance 4%
Other Income 25%
Bank Charges 16%
Insurance Services & Fees 55%

* Excludes $0.7 million gain on bargain purchase

** Excludes historic tax credit investment loss of $1.6 million and $0.7 million gain on termination of loss share with FDIC

Strong First Quarter 2014 Results

(in millions, except per share data)


Revenue
$10.1
$10.7
$3.3
$3.4
$6.8
$7.3
Q1 2013
Q1 2014
Net Interest Income
Non-Interest Income


Non-Interest Expense
$7.1
$7.6
Q1 2013
Q1 2014


Net Income
$1.8
$2.0
Q1 2013
Q1 2014


Earnings Per Share (diluted)
$0.43
$0.47
Q1 2013
Q1 2014

Improved Capital Structure

Risk-Based Capital Ratios	Regulatory Guidelines for Well Capitalized	Evans Bancorp – March 31, 2014	2013	2012
Tier 1 leverage ratio	5.00%	10.20%	9.87%	9.74%
Tier 1 risk-based capital	6.00%	13.44%	14.02%	12.96%
Total risk based capital	10.00%	14.70%	15.28%	14.22%
TCE/TA		8.63%	8.36%	8.05%
Tangible Book Value		$17.44	$16.26	$14.96

EVANS BANCORP INC.

NYSE MKT:
EVBN

www.evansbank.com

A better way. *Forward.*

EVANS
BANCORP INC.



2014 Considerations

Interest rate environment – margins remain tight

WNY among one of the most competitive markets in the U.S.

Continued growth will require:

- **Proactive sales and market share capture**
- **Alternative distribution**
- **Maintaining investment in people, processes and systems**

EVANS BANCORP INC.

Opportunity

Market Share by Deposits


Evans
2.0%
All
Others
3.8%
Bank of
America
4.0%
Citizens
4.8%
M&T
47.2%
First
Niagara
27.6%
Key
Bank
10.7%

2013

$33.0B Total Deposits

- Focused on market share expansion
- Market places value on community centric approach


1.1%
2.0%
2008
2013

Source: FDIC, as of June 30, 2013

2014 Strategic Plan Well Underway


Refocus Community Banking Model
Fee Based Income Growth
Effective Lending Strategy
Strengthen Operating Model
Optimize Technology
Effective Risk Management

EVANS BANCORP INC.

2014 Projects


Thank you to all of our partners that made this milestone possible.
$500,000,000
Commercial Lending Team


WORLDWIDE
PROTECTIVE PRODUCTS


RIVERWORKS



Lafayette Presbyterian Church


In your corner,
not just on every corner.
BANKING | INSURANCE | INVESTMENTS
EVANS

EVANS BANCORP INC.

Investment Highlights

- Diverse revenue mix, strong operating fundamentals
- Strong and growing franchise in resurgent WNY
- Sophisticated / experienced management team
- Solid capital base
- Quality core deposit and loan growth
- Lower-risk balance sheet
- Shareholder return orientation
- Historically reasonable valuation

EVANS BANCORP INC.

NYSE MKT:
EVBN

www.evansbank.com

Questions

EVANS BANCORP INC.



NYSE MKT:
EVBN

www.evansbank.com

Results of the Election

EVANS BANCORP INC.

